June 16, 2011

Supplement

SUPPLEMENT DATED JUNE 16, 2011 TO THE PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 29, 2011

The following disclosure is hereby added as the last sentence of the second paragraph in the section of the Prospectus titled "Portfolio Summary—Principal Investment Strategies":

The Portfolio may also invest in restricted and illiquid securities.

The following disclosure is hereby added as the fifth paragraph in the section of the Prospectus titled "Portfolio Summary—Principal Risks":

•  Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The following disclosure is hereby added as the thirteenth paragraph in the section of the Prospectus titled "Details of the Portfolio—Additional Information about the Portfolio's Investment Objectives, Strategies and Risks—Principal Investment Strategies":

Restricted and Illiquid Securities. The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Portfolio may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid.

The following disclosure is hereby added as the twenty-second paragraph in the section of the Prospectus titled "Details of the Portfolio—Additional Information about the Portfolio's Investment Objectives, Strategies and Risks—Principal Risks":

Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.